Exhibit 10.5
To:      HSBC Bank (China) Company Limited

GUARANTEE (Limited Amount)

1.	Definitions
"Bank" means HSBC Bank (China) Company Limited or any person who is entitled at any future date to exercise all or any of the Bank's rights under this Guarantee;
"Banking Facilities" means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;
"Customer" means all or any one or more persons whose names and addresses are specified in the Schedule;
" Default Interest Rate " means the rate specified as such in the schedule;
"Default Interest" means interest to be collected by the Bank against the Guarantor in respect of any overdue and unpaid amount hereunder at such rate as specified in the Schedule of Default Interest Rate, compounded monthly if not paid on the dates specified by the Bank;
"Exchange Rate" means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;
"Guaranteed Monies" means (i) all monies and liabilities in any currency whenever and however incurred, whether with or without the Guarantor's knowledge or consent and owing by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety; (ii) interest on such monies (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 16.03 below; and (iv) all expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;
"Guarantor" means all or any persons whose names and addresses are specified in the Schedule together with their executors, administrators, successors and assigns;
"Maximum Liability" means (i) the Specified Sum; (ii) Default Interest on that sum; and (iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;
"person" includes an individual, firm, company, corporation and an unincorporated body of persons;
"Process Agent" means the person, if any, whose name and Hong Kong address are specified in the Schedule;
"Specified Sum" means the sum specified as such in the Schedule; and

2.	Interpretation
2.01
Where there are two or more persons comprised in the expression "the Customer" the Guaranteed Monies shall include all monies and liabilities due owing or incurred to the Bank by such persons whether solely or jointly with one or more of the others or any other person(s) and the expression "the Customer" will be construed accordingly.

2.02
Where the persons comprised in the expression "the Customer" are carrying on business in partnership under a firm name or are trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression "the Customer" shall be construed accordingly.

2.03	Where there are two or more persons comprised in the expression "the Guarantor" the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

3.	Guarantee
3.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies to the Bank on demand.
3.02	The liability of the Guarantor under this Guarantee shall not exceed the Maximum Liability.
3.03
The Guarantor shall, subject to Clause 3.02, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restrict payment by the Customer).

3.04	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Monies owing at any time.
3.05
The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies until it is satisfied that any repayment of the Guaranteed Monies will not be avoided whether as a preference or otherwise.

4.	Continuing and Additional Security
4.01
This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it.  In the case of the Guarantor's death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor's heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause.  Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.

4.02
Where there is more than one person comprised in the expression the "Guarantor", any notice under Clause 4.01 above may be given by any one of the persons comprising the Guarantor.  The Bank will treat any such notice as terminating that Guarantor's liability to the extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.

4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.
4.04
Where there is more than one person comprised in the expression "the Guarantor", if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall subject to Clause 3.01 remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

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4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:
(i)	any part payment of the Guaranteed Monies by the Customer or any other person;
(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank;
(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;
(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and
(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer's Accounts
The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6.	Payments
6.01
Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

6.02
Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate.  The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.

6.03
No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

6.04
Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.

6.05
If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off
The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies.  For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

8.	Lien
The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor
As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrecoverable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent.  Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 3.03 above.

10.	Variation of Terms and Release of Security
The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:
(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;
(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;
(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;
(iv)	release any Guarantor from that Guarantor's obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;
(v)
make demand under this Guarantee and enforce all or any of the Guarantor's obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or

(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

11.	Guarantor as Trustee
11.01
The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor.  The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

11.02
The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies.  Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.   Negligence in Realisations
This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

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13.   No Waiver
No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Assignment
The Guarantor may not assign or transfer any of its rights or obligations hereunder.  The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

15.	Communications
Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at its registered office address or at the last address registered with the Bank and if addressed to the Bank at its office specified in the Schedule or such other address as the Bank may notify to the Guarantor for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address if sent by post at the time it would, in the ordinary course of post, be delivered, if sent by facsimile transmission or telex on the date of despatch, and to the Bank on the day of actual receipt.

16.	Debt Collection and Disclosure of Information
16.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.
16.02
The Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside People’s Republic of China and its Hong Kong Special Administrative Region, to or from (as the case may be):

(i)
any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

(ii)	credit reference agencies;
(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;
(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or
(v)	any other person, if required or permitted by applicable laws, regulations, regulators' or other authorities' guidelines or judicial process to do so.
16.03
If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in Clause 16.02.  The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor's breach of this Clause 16.03.

17.	Severability
Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction
18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region ("Hong Kong").
18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.

19.	Governing Version
This Guarantee is executed in an English version or a Chinese version.  The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Process Agent
If a Process Agent is specified in the Schedule, service of any legal process on the Process Agent shall constitute service on the Guarantor.

21.	Headings
In this Guarantee the headings are for guidance only and shall not affect the meaning of any clause.

22.	Execution

IN WITNESS whereof this Guarantee has been executed by the Guarantor as a deed on	.

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致：汇丰银行（中国）有限公司

擔保書（設有限額）

1.      定義
「銀行」指汇丰银行（中国）有限公司或於任何未來日期有權行使銀行在本擔保書下的全部或任何權利的人士；
「銀行信貸」指銀行可能或繼續於銀行的任何分行或辦事處，不論現在或未來，向顧客或應其要求向任何其他人士提供的信貸；
「顧客」指姓名及地址載列於附件中的全部或任何一名或多名人士；
「逾期利率」指载列于附件中的该等利率;
「逾期未付利息」指銀行对于担保人在本担保书项下的任何到期未付款项按照逾期利率收取的利息，该等利息如未能按銀行規定的日期準時繳付，則須按月計算复利;
「匯率」指在有關時間將一種貨幣兌換成另一種貨幣時銀行認為是有關外匯市場當時適用的兌換率，以銀行的決定為準並對擔保人有約束力；
「擔保款項」指（一）顧客於銀行的任何分行或辦事處，在任何時候（不論何時及如何產生、不論擔保人是否知悉或同意）欠負銀行的任何貨幣的全部款項及債項，不論是顧客單獨或與其他人共同、實際或者或有及不論是現時或日後以任何身分（包括以主事人或保證人的身分）欠負；（二）顧客按應付利率或原應支付但礙於任何限制或禁止支付的情況以致未付，而計算至銀行收到還款當日為止（包括作出任何即時還款要求或判決之前或之後）所產生的利息；（三）根據下文第 9 條及第 16.03 條所述的彌償保證的任何到期應付金額；及（四）銀行按全面彌償基準執行本擔保書時所產生或收取的所有開支及費用；
「擔保人」指姓名及地址載列於附件中的全部或任何人士及其任何執行人、管理人、繼承人及轉讓人；
「最高債務」指（一）指定金額；（二）該金額的逾期未付利息；及（三）銀行按全面彌償保證基準執行本擔保書所產生的開支；假如擔保款項下任何債項的貨幣與最高債務所列明的貨幣不同，而該債項按匯率計算最高債務所列貨幣的等值金額，自產生以來有所增加，則該增額將加入最高債務內；
「人」包括個人、商號、公司、法團及不具法人資格的團體；
「接受法律令狀代理人」指姓名及其香港地址載列於附件中的人士（如有）；
「指定金額」指在附件中指明的金額；及

2.     詮釋
2.01	假如「顧客」一詞包含兩名或以上人士，擔保款項將包括該等人士欠負銀行或所產生的全部款項及負債，不論是各別或與一名或以上的人士共同欠負及產生，而「顧客」一詞將按此詮釋。
2.02	假如「顧客」一詞所包含的人士，為在一家商號名稱下從事合夥業務的人士或為一項信託的信託人，擔保款項（不論該合夥關係的組成是否有任何轉變）將包括在該名稱或其任何替代名稱下從事合夥業務的該（等）人士於任何時候欠負銀行或所產生的款項及負債，亦包括作為該信託的信託人的所有人士不時欠負的款項及負債，而「顧客」一詞亦將按此詮釋。
2.03	假如「擔保人」一詞包含兩名或以上人士，作為擔保人的每名人士須共同及個別地承擔本擔保書的責任。

3.      擔保
3.01	因為銀行信貸的提供，擔保人在此擔保，在銀行提出要求時向銀行支付擔保款項。
3.02	擔保人在本擔保書下的債務將不會超過最高債務。
3.03	在第 3.02 條的規限下，擔保人須支付自銀行要求擔保人償還擔保款項之日起至銀行收到全部擔保款項為止(包括作出任何即時還款要求或判決之前或後，或發生限制顧客付款情況之前或後) 期間顧客未支付擔保款項的逾期未付利息。
3.04	由銀行任何正式授權職員簽署的結欠證明書，可作為擔保人於任何時候欠負的擔保款項金額的一項終局性證據。
3.05	銀行有權就擔保款項保存本擔保書及任何就擔保款項提供的保證及抵押品，直至其相信擔保款項的任何還款將不會因被視為不公平的優惠或其他原因而導致無效。

4.      持續性及額外保證

4.01
本擔保書是一項持續性保證，並作為全部擔保款項的償付保證，直至銀行收到擔保人或擔保人的清盤人、接管人或遺產代理人（如擔保人身故）的書面通知終止本擔保書後一個曆月為止。如擔保人身故，本擔保書將仍然作為一項對擔保人的繼承人、遺囑執行人、繼任人或遺產管理人具約束力的持續擔保，直至根據本條文發出的通知屆滿為止。雖然及儘管已發出該終止通知，本擔保書繼續適用於有關顧客現在或將會欠負的擔保款項（不論是實際或者或有的欠負，直至本擔保書終止，而擔保人保證一經要求即支付擔保款項給銀行，無論該項要求是在本擔保書終止之前、終止之時，或終止之後提出）。

4.02	如「擔保人」一詞包含多於一名人士，根據上文第 4.01 條發出的任何通知，可透過組成擔保人的任何一名人士發出。銀行將視任何該等通知為終止該擔保人在第 4.01 條項下的責任，而不會影響或終止組成擔保人的任何其他人士的責任或義務，本擔保書將繼續作為持續擔保並對該等人士具約束力。
4.03	雖然銀行持有任何其他擔保或抵押品，但本擔保書屬於額外擔保，不受銀行持有的任何其他擔保或抵押品所影響，並且可以執行。
4.04	如「擔保人」一詞包含多於一名人士，而本擔保書因任何原因對任何擔保人不具或停止具約束力，本擔保書將在第 3.01 條規限下仍然作為一項持續保證，並對組成擔保人的其餘人士具約束力。
4.05	擔保人在本擔保書下的責任不會因以下任何一項而受到影響：
(i)	由顧客或任何其他人士支付部分擔保款項；
(ii)	顧客、擔保人或銀行的名稱或組成部分有任何變動；
(iii)	影響顧客、擔保人或銀行的任何合併、綜合、重整或重組；
(iv)	顧客或擔保人身故、精神失常、破產、無力償債、公司被清盤或被接管；及
(v)	任何其他行為、疏忽、事件或情況，以致在沒有本條文的情況下，任何擔保人將獲解除其在本擔保書下的責任。

5.      顧客戶口
銀行可以在任何時候以及即使本擔保書已經終止，繼續維持顧客已開立的任何戶口，並可以顧客名義開立任何新戶口。此類新戶口其後涉及的任何交易、收款或付款均不會影響擔保人的債務。

6.      付款
6.01	擔保人須按銀行規定向銀行作出付款，不得附帶任何種類的任何抵銷、反索、預扣、或條件，但如果擔保人因法律規定必須作出此類預扣，則擔保人的應付款額將會增加，以使銀行實際收到的款額相等於其在沒有預扣的情況下原應收到的款額。
6.02	擔保人向銀行作出的付款，所用貨幣須與有關債務所用的貨幣相同，如果經銀行書面同意，擔保人可用另一種貨幣付款；如使用另一種貨幣付款，須按匯率兌換該種貨幣。銀行將不會就匯率波動導致的損失對擔保人承擔任何責任。
6.03	除非及直至銀行按本擔保書規定的貨幣收妥全部應付款項，否則根據任何判決、法庭命令或其他原因向銀行支付本擔保書規定的任何款項均不能解除擔保人的付款責任，而在支付任何此類付款時，因按照匯率兌換該項責任所規定的貨幣款額出現缺額時，擔保人須負責補回缺額。
6.04	就擔保款項付給銀行的任何款額，可以按銀行認為適用或滿意的方式來清償擔保款項，或存入銀行認為合適的戶口（包括暫記戶口或非人名戶口）的貸方，存放時間由銀行決定，以待銀行不時動用該等存款來抵銷擔保款項。
6.05	就擔保款項付給銀行的任何款額，如因法律規定（關乎無償債能力、破產、清盤）或任何其他原因而須退還，銀行有權執行本擔保書，猶如此款額從未支付給銀行一樣。

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7.      抵銷
銀行可以在任何時候及毋須發出通知的情況下動用擔保人在銀行的任何戶口內的貸方結存清償擔保款項。為此，銀行獲授權動用此戶口貸方內的款項，按照匯率購買其他外幣（如有需要），以清償擔保款項。

8.      留置權
無論是為保管或任何其他原因，以及無論是否銀行業務的正常過程，銀行或會管有或控制擔保人的財產。銀行在此獲授權對該等財產施加留置權，並有權出售該等財產以清償擔保款項。

9.      擔保人作為主要債務人
作為一項獨立的責任，擔保人將以主要債務人身分承擔責任，包括但不限於倘顧客就任何擔保款項承擔的任何債務或責任，因任何原因屬於或成為不合法、無法收回、無效或不可依法執行，包括因任何法定限制、喪失資格或能力、或任何其他行為、疏忽或情況，如無本條文，則擔保人的責任（或任何部分）將被解除。因任何原因而可能無法向顧客收回的任何擔保款項，將由銀行透過根據本獨立責任下的彌償保證提出要求，向作為主要債務人的擔保人收回，並可收取按上文第 3.03 條計算的逾期未付利息。

10.    修訂條款及免除擔保
銀行可於任何時候及在不影響或不解除本擔保書或擔保人責任的情況下：
(i)	延展、增加、續新、替代或以其他方式修訂任何銀行信貸；
(ii)	修訂、交換、放棄執行或免除由銀行持有或將持有作為擔保款項的擔保的任何其他保證或抵押品；
(iii)	給予顧客或任何其他人士還款時間，或接納他們的任何債務重整計劃或與他們作出任何安排；
(iv)	免除任何擔保人在本擔保書或其他方面的責任，並給予任何擔保人還款時間、接納其債務重整計劃或與其作出任何安排；
(v)	根據本擔保書提出要求，並依法執行擔保人在本擔保書下的全部或任何部分責任，而毋須先執行或試圖執行銀行可能就擔保款項對顧客、任何其他保證人或任何其他保證及抵押品所擁有的任何權利或補救方法；或
(vi)	作出或遺漏作出任何事情，以致在沒有本條文的情況下，任何擔保人在本擔保書下的責任將被解除。

11.    擔保人作為受託人
11.01	直至銀行收到整筆擔保款項之前（及即使擔保人的最高債務可能已經設限），擔保人不得對顧客或任何其他擔保人或人士行使代位索償權、彌償權、抵銷權或反索權，或就銀行持有對擔保款項的保證及抵押品行使參與權，或者，除非銀行有此要求，不得在顧客或任何其他擔保人的破產或清盤中提供債權證明。擔保人因行使任何此類權利而收回的任何款項，應以信託形式代銀行保存，並在收到該等款項之後立即交付給銀行。
11.02	擔保人沒有收取顧客或任何其他擔保人任何保證及抵押品，並同意不會收取顧客的任何保證及抵押品直至銀行收到整筆擔保款項為止。如擔保人違反本條款而收取任何保證及抵押品，應以信託形式代銀行持有，作為擔保款項的保證，而在任何時候收到與保證及抵押品有關的所有款項，必須在收到之後立即交付給銀行。

12.   變現時的疏忽
銀行或銀行指定的任何代理或接管人就擔保款項而於現時或日後任何時候可能持有的任何其他保證及抵押品（不論是否透過按揭、擔保或其他形式）變現時有任何疏忽，均不會影響本擔保書作為擔保款項的保證。

13.    無豁免
銀行根據本擔保書作出或不作出的任何行為，均不會影響銀行在本文規定下的權利、權力及補救方法，亦不會影響銀行進一步或以其他方式行使此等權利、權力或補救方法。

14.   轉讓
擔保人不可轉讓或出讓其在本文規定的任何權利或責任。銀行可以轉讓其在本文規定下的任何權利給已作為銀行受益人而受讓全部或任何部分銀行信貸的人士。

15.   通訊
根據本擔保書發出的任何通知、要求或其他通訊，須按照擔保人的註冊辦事處地址或最後向銀行登記的地址以書面發送給擔保人；如發給銀行，則按附件載明的銀行辦事處或銀行為此目的而通知擔保人的其他地址發給銀行。該等通知可由專人遞送、按地址交付、郵寄、以圖文傳真或電傳發出。如由專人送遞或按地址交付，則於專人送達或交付至該地址之時被視為已向擔保人送達；如透過郵寄，則按正常郵遞過程寄發的時間被視為已送達擔保人；如用圖文傳真或電傳發出，則於發出當日被視為已向擔保人送達及如送交銀行時，則銀行實際收到當日被視為送達時間。

16.  追收債項及披露資料
16.01	銀行可委託收賬公司收取本擔保書項下的任何到期欠款。
16.02	擔保人向銀行表示同意，就銀行可能認為是合理適當的目的，在中华人民共和国及其香港特別行政區境內或境外，向或由以下人士（視乎情況而定）披露及／或取得有關擔保人（包括擔保人與銀行之間的所有或任何交易或買賣的詳情）及本擔保書的資料：
(i)	任何代理、承包商或第三方服務供應者，他們向銀行提供有關業務營運的服務（包括但不限於行政、電訊、電腦、付款或加工服務）；
(ii)	信貸資料庫；
(iii)	銀行建議向其出售、轉讓或出讓或已向其出售、轉讓或出讓與本擔保書或銀行信貸有關的所有或任何權利的人士；
(iv)	滙豐集團旗下的任何公司，即滙豐控股有限公司及其不時的聯營公司及附屬公司或其任何代理；或
(v)	任何其他人士，如適用的法律、規例、監管者或其他政府部門的指引或司法程序要求或容許他們這樣做。
16.03	如擔保人向銀行披露的任何資料包括任何第三方的資料，擔保人確認及保證已取得該第三方同意，是為向第 16.02 條所指的該等人士及所述目的而向銀行提供該等資料。擔保人同意向銀行作出彌償保證，因擔保人違反本第 16.03 條而產生的所有費用、刑罰、損害及其他損失。

17.   可分割性
本擔保書的每一條款是獨立並可分割；如果有一條或多條條款成為不合法、無效或無法執行，其餘條款不會因此而受影響。

18.   管轄法律及管轄權
18.01       本擔保書受香港特別行政區（「香港」）法律管轄並按香港法律詮釋。
18.02      擔保人服從香港法院的非專屬性司法管轄權，但本擔保書可以由任何具有司法管轄權的主管法庭執行。

19.   擔保書正本
擔保人可簽署本擔保書的英文本或中文本。英文本為正本，中英文本如有歧異，概以英文本為準。

20.   接受法律令狀代理人
如附件中載明一位接受法律令狀代理人，則向該代理人送交任何法律訴訟令狀，將構成對擔保人送達該法律令狀。

21.    標題
於本擔保書內的標題僅供參考，並不影響任何條文的涵義。

22.    簽署

茲見證本擔保書已於	經擔保人簽署成為一項契約。

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Schedule 附件
Details of Customer 顧客資料

1.	Name (in Block Letters) 姓名（以英文正楷填寫）：Perfect Dream Limited *Address地址：
2.	Name (in Block Letters) 姓名（以英文正楷填寫）： *Address地址：
3.	Name (in Block Letters) 姓名（以英文正楷填寫）： *Address地址：
4.	Name (in Block Letters) 姓名（以英文正楷填寫）： *Address地址：

Details of Guarantor 擔保人資料

1.
Name (in Block Letters) 姓名（以英文正楷填寫）：Ever-Glory International Group Inc.
*Address地址：
Identification Document Type and Number身分證明文件種類及號碼：
Name of Process Agent接受法律令狀代理人姓名：
*Address of Process Agent接受法律令狀代理人地址：                                                                                                                , the # HKSAR 香港特別行政區。

2.	Name (in Block Letters) 姓名（以英文正楷填寫）： *Address地址： Identification Document Type and Number身分證明文件種類及號碼： Name of Process Agent接受法律令狀代理人姓名： *Address of Process Agent接受法律令狀代理人地址： , the # HKSAR 香港特別行政區。
3.	Name (in Block Letters) 姓名（以英文正楷填寫）： *Address地址： Identification Document Type and Number身分證明文件種類及號碼： Name of Process Agent接受法律令狀代理人姓名： *Address of Process Agent接受法律令狀代理人地址： , the # HKSAR 香港特別行政區。
4.	Name (in Block Letters) 姓名（以英文正楷填寫）： *Address地址： Identification Document Type and Number身分證明文件種類及號碼： Name of Process Agent接受法律令狀代理人姓名： *Address of Process Agent接受法律令狀代理人地址： , the # HKSAR 香港特別行政區。

Specified Sum (in relation to the definition of Maximum Liability) 指定款額（與最高債務的定義有關)

Amount 金額：USD1,100,000.00

Default Interest Rate (in relation to the overdue and unpaid amount of the Guarantors hereunder) 逾期利率（與担保人在本担保书下的逾期未付款项有关)

[the rate to be provided here can be different from that against the Borrower under the Facility Offer Letter esp. when the denominated currency of Maximum Liability is different from that of the guaranteed money. 本栏规定的逾期利率可以有别于授信函项下针对借款人的逾期利率，在最高债务币种不同于担保款项币种的情况下尤其如此]

Address of Bank's Office (for the purpose of Clause 15 only) 銀行辦事處地址（見第十五條條款)

Execution by Individual 個人簽署
Signed, Sealed and Delivered by the Guarantor 擔保人在此簽署、蓋章及交付：                                                                   Witnessed by 見證人：

Signature of Guarantor 擔保人簽署 1 L.S.	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼

Signature of Guarantor 擔保人簽署 2 L.S .	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼

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*P O Box is not acceptable. 此欄不可填寫郵政信箱。                                                # HKSAR - Hong Kong Special Administrative Region

GUARANTEE (Limited Amount) 擔保書（設有限額）
Signature of Guarantor 擔保人簽署 3 L.S.	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼

Signature of Guarantor 擔保人簽署 4 L.S.	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼

Execution by Limited Company 有限公司簽署

Executed under the Seal of the Guarantor in the presence of the following Director(s) and/or Secretary 在下列董事及／或秘書前蓋上擔保人公章或公司印章：

Name of Guarantor 擔保人名稱：
Signature of Director/Secretary 董事／秘書簽署 /s/ Yihua Kang	Signature of Director/Secretary 董事／秘書簽署 Common/ Corporate Seal 公章／ 公司印章
Full Name (in Block Letters) 全名（以英文正楷填寫） Yihua Kang	Full Name (in Block Letters) 全名（以英文正楷填寫）
Address 地址 Xuanwuwei Street 16-102 Nanjing	Address 地址
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

Witnessed by 見證人：

Signature of Witness 見證人簽署 /s/ Aivin Hu	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫） Aivin Hu	Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處 HSBC Nanjing	Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

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Name of Guarantor 擔保人名稱：
Signature of Director/Secretary 董事／秘書簽署	Signature of Director/Secretary 董事／秘書簽署 Common/ Corporate Seal 公章／ 公司印章
Full Name (in Block Letters) 全名（以英文正楷填寫）	Full Name (in Block Letters) 全名（以英文正楷填寫）
Address 地址	Address 地址
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

Witnessed by 見證人：
Signature of Witness 見證人簽署	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）	Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處	Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

Name of Guarantor 擔保人名稱：
Signature of Director/Secretary 董事／秘書簽署	Signature of Director/Secretary 董事／秘書簽署 Common/ Corporate Seal 公章／ 公司印章
Full Name (in Block Letters) 全名（以英文正楷填寫）	Full Name (in Block Letters) 全名（以英文正楷填寫）
Address 地址	Address 地址
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

Witnessed by 見證人：

Signature of Witness 見證人簽署	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）	Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處	Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

Name of Guarantor 擔保人名稱：
Signature of Director/Secretary 董事／秘書簽署	Signature of Director/Secretary 董事／秘書簽署 Common/ Corporate Seal 公章／ 公司印章
Full Name (in Block Letters) 全名（以英文正楷填寫）	Full Name (in Block Letters) 全名（以英文正楷填寫）
Address 地址	Address 地址
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

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Witnessed by 見證人：

Signature of Witness 見證人簽署	Signature of Witness 見證人簽署
Full Name (in Block Letters) 全名（以英文正楷填寫）	Full Name (in Block Letters) 全名（以英文正楷填寫）
Office 辦事處	Office 辦事處
Identification Document Type and Number 身分證明文件種類及號碼	Identification Document Type and Number 身分證明文件種類及號碼

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